UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 17, 2026, T3 Defense Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) to disclose that it had completed its acquisition of 51% of the outstanding equity capital of I.T.S. Industrial Tecno-logic Solutions Ltd. (“ITS”) on a fully diluted basis, pursuant to the previously disclosed Agreement, dated June 8, 2025, among Star Twenty Six Ltd., ITS and its controlling shareholder Gera Eron. This amendment to the Initial 8-K (this “Amendment”) amends the Initial 8-K to include the historical audited financial statements of ITS and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

This Amendment No. 1 should be read in conjunction with the Initial 8-K. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K, and is not necessarily indicative of the financial position or results of operations that would have been realized if the Acquisition had been completed on the dates set forth therein, nor is it indicative of the future results or financial position of the combined company.

Forward-Looking Statements

This Amendment No. 1 may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other related laws, which relate to future events and are subject to risks and uncertainties. The forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, may contain words and terms such as: “believe,” “could,” “estimate,” “expect,” “may,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” and other words and terms of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected earnings, revenues, growth, liquidity, and other matters. A further description of these uncertainties and other risks can be found in the Company’s filings with the Securities and Exchange Commission. These or other uncertainties could cause the Company’s actual future results to be materially different from those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired

The audited combined financial statements of ITS as of and for the years ended December 31, 2024 and 2023 and the related notes thereto, and the interim unaudited condensed consolidated financial statements as of September 30, 2025, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of T3 Defense Inc. giving effect to the acquisition of 51% of ITS, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statement of income for the nine month period ended September 30, 2025, is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document Description

99.1	Audited combined financial statements of ITS as of and for the years ended December 31, 2024 and 2023 and the related notes thereto and interim unaudited condensed consolidated financial statements as of September 30, 2025.

99.2	Unaudited pro forma condensed combined financial information.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: April 1, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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